Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Classes of current inventories [abstract]
Raw materials and consumables	¥ 2,201,886	$ 309,968	¥ 2,339,933
Work in progress	19,423	2,734	24,312
Finished goods	2,427,718	341,759	2,573,510
Total inventories at the lower of cost and net realizable value	¥ 4,649,027	$ 654,461	¥ 4,937,755